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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                               -----------------

                                   FORM 10-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 April 2, 1997
                             --------------------
                                Date of Report
                       (Date of earliest event reported)


                           ELECTROPHARMACOLOGY, INC.
                           -------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25828                  95-4315412
-------------------------------    -----------------------  --------------------
(State or other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
       Incorporation)                                       Identification No.)


2301 N.W. 33rd Court, Suite 102
    Pompano Beach, Florida                                          33069
-------------------------------                             --------------------
(Address of Principal Executive                                   (Zip Code)
          Offices)




                                (954) 975-9818
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

Electropharmacology, Inc. (the "Registrant") announced on April 2, 1997 the resignation of Joseph Mooibroek, the Registrant's Chairman of the Board, President and Chief Executive Officer, effective immediately, and the appointment of Dr. Arup Sen as the Registrant's Chairman of the Board, President and Chief Executive Officer. Dr. Sen previously was the Registrant's Executive Vice President of Research, Development, Regulatory and Clinical Studies.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Electropharmacology, Inc.


                                        By: /s/ ARUP SEN
                                           -------------------------
                                           Arup Sen
                                           President and Chief Executive Officer


April 2, 1997